UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2014

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (949) 225-4500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2014, Autobytel Inc., a Delaware corporation ("Autobytel" or the "Company"), announced in a press release its financial results for the quarter and the year ended December 31, 2013.  A copy of Autobytel's press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, Autobytel held a telephone conference call that was webcast on February 20, 2014.  Presentation slides referenced during the conference call were available on Autobytel's website for viewing by call participants.  A transcript of that call together with presentation slides referenced during the conference call are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The attached transcript and presentation slides contain information that includes the following non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission:  "EBITDA," "Cash Flow," "Adjusted Cash Net Income," "Adjusted Cash Net Income Per Diluted Share," "Net Income Excluding One-Time Income Tax Benefit" and "Net Income Excluding One-Time Benefit Per Basic and Diluted Share."  The Company defines (i) EBITDA as earnings before (a) interest, (b) taxes, (c) depreciation, and (d) amortization; (ii) Cash Flow as EBITDA plus non-cash share-based compensation; (iii) Adjusted Cash Net Income as net income plus (a) depreciation and amortization, (b) non-cash share-based compensation, and (c) income taxes; (iv) Adjusted Cash Net Income Per Diluted Share as adjusted cash net income divided by weighted average diluted shares outstanding; (v) Net Income Excluding One-Time Income Tax Benefit as net income plus the one-time income tax benefit; and (vi) Net Income Excluding One-Time Benefit per Basic and Diluted Share as net income excluding one-time income tax benefit divided by weighted average basic and diluted shares outstanding, respectively.  The Company believes that presenting EBITDA, Cash Flow, Adjusted Cash Net Income and Adjusted Cash Net Income Per Diluted Share, Net Income Excluding One-Time Income Tax Benefit, and Net Income Excluding One-Time Benefit Per Basic and Diluted Share, provides useful information to investors regarding the underlying business trends and performance of the Company's ongoing operations.  These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.  Management strongly encourages investors to review the Company's consolidated financial statements in their entirety and to not rely on any single financial measure.  Tables providing reconciliations of EBITDA, Cash Flow, Adjusted Cash Net Income, Adjusted Cash Net Income Per Diluted Share,  Net Income Excluding One-Time Income Tax Benefit and Net Income Excluding One-Time Benefit Per Basic and Diluted Share to the closest GAAP financial measures are included with the press release and the presentation slides filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The attached press release, transcript and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure.  The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.  In addition, the press release, transcript and presentation slides furnished as exhibits to this report include "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about Autobytel's business contained in the press release, transcript and presentation slides are "forward-looking" rather than "historic."

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release dated February 20, 2014
99.2	Transcript of Conference Call by Autobytel Inc. dated February 20, 2014 and Call Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  February 25, 2014
Autobytel Inc.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.               Description of Document
99.1	Press Release dated February 20, 2014
99.2	Transcript of Conference Call by Autobytel Inc. dated February 20, 2014 and Call Presentation Slides

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